Critical Accounting Estimates and Judgments	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Critical Accounting Estimates and Judgments
5	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS
Estimates and judgments used are continuously evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

5.1	Critical accounting estimates and assumptions
The Corporation makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

a)	Evaluation of the impairment of goodwill and other fixed assets of definite useful life and intangible assets of indefinite useful life
Impairment reviews are undertaken annually to determine if goodwill arising from business acquisitions and other intangible assets with indefinite useful life are impaired, in accordance with the policy described in Note
2.15-i).
For this purpose, goodwill is allocated to the different Cash Generating Unit (“CGU”) to which it relates while other intangible assets with indefinite useful life are assessed individually.
The recoverable amounts of the CGU and of other intangible assets with indefinite useful life have been determined based on the higher of their value-in-use
and fair value less costs to sell. This evaluation requires the exercise of Management’s professional judgment to analyze any potential indicators of impairment as well as the use of estimates in determining the value in use, including preparing future cash flows, macro-economic forecasts as well as defining the interest rate at which said cash flows will be discounted.
If the Corporation experiences a significant drop in revenues or a drastic increase in costs or changes in other factors, the fair value of their business units might decrease. If management determines that the factors reducing the fair value of the business are permanent, those economic factors will be taken into consideration to determine the recoverable amount of those business units and therefore, goodwill, as well as other intangible assets with indefinite useful life may be deemed to be impaired, which may cause their write-down.

As of December 31, 2019, and 2020 the Corporation has performed a sensitivity analysis increasing or decreasing the assumptions of gross margin, discount rate, and revenue and terminal growth rate by a 10%, with all the other variables held constant, as follows:

	Difference between recoverable amount and carrying amounts
	2019		2020
Goodwill
Gross margin	(10%)	+10%	(10%)	+10%
Engineering and construction	(25.54%)	(4.25%)	(8.30%)	37.10%
Electromechanical	35.63%	52.97%	41.81%	55.60%
Discount rate:	(10%)	+10%	(10%)	+10%
Engineering and construction	(4.30%)	(23.09%)	32.68%	0.53%
Electromechanical	48.89%	39.92%	52.32%	45.23%
Terminal growth rate:	(10%)	+10%	(10%)	+10%
Engineering and construction	(16.31%)	(13.38%)	11.58%	17.44%
Electromechanical	42.36%	46.32%	46.83%	50.65%
Trademarks
Revenue growth rate:	(10%)	+10%	(10%)	+10%
Morelco	22.14%	60.11%	59.65%	123.51%
Vial y Vives - DSD	110.69%	72.38%	(1.04%)	2.79%
Discount rate:	(10%)	+10%	(10%)	+10%
Morelco	63.02%	23.56%	124.29%	66.82%
Vial y Vives - DSD	78.72%	106.64%	(6.56%)	9.95%
Terminal growth rate:	(10%)	+10%	(10%)	+10%
Morelco	37.49%	44.02%	86.47%	97.09%
Vial y Vives - DSD	88.07%	95.20%	(9.14%)	11.05%
Goodwill
In 2020, if the gross margin had been 10% less than management’s estimate, the Corporation would have had to recognize an impairment provision for goodwill of the Engineering and Construction CGU (Morelco); however, if the discount rate or terminal growth rate had been 10% less or 10% more than management’s estimate, it would not have had to recognize an impairment provision. In 2019, if these assumptions had been 10% less or 10% more than Management’s estimate, the Corporation would not have recognized a provision for impairment of goodwill in the Electromechanical CGU (GMA); however, at the same variation, the Corporation would have to recognized a provision for impairment of the Engineering and Construction (Morelco).
As a result of these assessments, as of December 31, 2020, no impairment provision was identified. As of December 31, 2019, an impairment of the goodwill in Morelco was identified and recorded in the Engineering and Construction CGU (Note 17).

Trademarks
In 2020, if the revenue growth rate, terminal growth rate, or discount rate were 10% below Management’s estimates, the Corporation would have had to recognize a provision for trademark impairment in Vial y
Vives-DSD.
In 2019, if these assumptions had been 10% less or 10% more than Management’s estimates, the Corporation would have not recognized a provision for impairment in trademarks.
As a result of these assessments, as of December 31, 2020, no impairment provision was identified. As of December 31, 2019, a reversal of goodwill impairment was identified and recorded in the Engineering and Construction CGU, trademark impairment in Vial y
Vives-DSD
(Note 17).
Review of carrying amounts of UNNA ENERGIA’s long-lived assets
At the date of each consolidated statement of financial position, the Group reviews the carrying amounts of its non-financial
assets with finite useful lives to determine whether there is any indication that their carrying amounts are impaired. If there is any indication of impairment, the recoverable amount of the asset is estimated in order to determine, if applicable, the amount of the impairment.
The determination of whether an asset or group of assets is impaired involves management’s estimates with a certain level of uncertainty, such as future oil and gas (commodity) prices, effects of inflation on operating expenses, discount rates, production profiles and the outlook for world supply and demand conditions for crude oil, natural gas and refined products. Expected future cash flows are determined using management’s best estimate of future oil and gas prices and reserve volumes.
The level of expected future production in any impairment test is based on assumptions about future oil and gas prices, development and production costs, current tax regimes, among other factors.
As a consequence of the decrease in crude oil and gas prices at international level, the Group performed an impairment test of its long-lived assets belonging to its Cash Generating Units (hereinafter CGU), crude oil and non-associated
gas, Block I, Block V, Block III, Block IV and the Pariñas Gas Plant, respectively, for which it used the value in use approach, since it has considered within its maintenance capex cash flows and the pre-tax
valuation has been performed.
Management based its estimates of expected future cash flows to determine the recoverable value on i) information on reserves determined by technical management; and ii) estimated future prices and costs projected by management, using the following assumptions:

•	Projection horizon of the concession of its lots, (Block I until 2021, Block V until 2023, Block III until 2045, Block IV until 2045 and gas plant until 2046).

•
Future prices projected based on information available in the market at the date of the consolidated statement of financial position, based on a “Crude Oil Brent” price forecast and published by the Energy Information Administration (EIA) starting at US$/bbl57.50, reaching US$/bbl100.25 in the long term for crude oil. Likewise, the prices for the Company have been considered a reference price starting at US$/bbl57.50 up to US$/bbl98.68 in the long term.

•	Future costs projected by Management based on the estimated evolution of the business, considering the investment plan reported to Perupetro S.A.

•
Actual discount rate for the four Lots is 11.09% and for the Plant 10.17%, which is the weighted average cost of capital (WACC) rate, determined in accordance with the Company’s policies, before taxes.

The recoverable value determined by the Company for crude oil following the value in use approach was S/783.8 million, which is higher than the carrying value of the CGU’s S/361 million, therefore management concludes that it is not required to recognize an impairment recovery of its assets (Level 3)
Sensitivity analysis
The sensitivity of the results obtained from the impairment test above to changes in the assumptions used by management is detailed below:

•
Changes in projected future prices based on information available in the market at a date close to the date of approval of the consolidated financial statements by the Board of Directors. This assumption has considered a decrease in quoted oil and gas prices at December 31, 2019 by 10%.

•	Changes in the discount rate: If the discount rate used by management were to increase by 10%.
As a result of the volatility of oil and gas prices in the international and local market, the Company sensitized the prices and discount rates in its expected cash flow model according to the assumptions included obtaining the recoverable values as of December 31, 2020. Assuming that prices had been reduced by 10%, and the discount rate had been increased by 10%, this would have resulted in a negative variation in the Company’s value in use of 29.2%. Although there is a high level of uncertainty, the impact is not significant in the separate financial statements, which is still higher than the carrying value of the CGU’s S/194 million.

b)	Income taxes
Determination of the tax obligations and expenses requires interpretations of the applicable tax laws and regulations. The Corporation seeks legal and tax counsel before making any decision on tax matters.
Deferred income tax assets and liabilities are calculated on the temporary differences arising between the tax basis of assets and liabilities and the amounts stated in the financial statement of each entity that makes up the Corporation, using the tax rates in effect in each of the years in which the difference is expected to reverse. Any change in tax rates will affect the deferred income tax assets and liabilities. This change will be recognized in the consolidated statement of income in the period in which the change takes effect.
Deferred income tax assets are recognized only to the extent that it is probable that future taxable profits will be available against which deductible temporary differences and tax loss carryforwards can be utilized. For this purpose, the Corporation takes into consideration all available evidence, including factors such as historical data, projected income, current operations, and tax planning strategies. A tax benefit related to a tax position is only recognized if it is more likely than not that the benefit will ultimately be realized.
The Corporation’s possible maximum exposure to tax contingencies amount to S/147.7 million.
The income tax for the year includes Management’s evaluation of the amount of taxes to be paid in uncertain tax positions, where the liabilities have not yet been agreed with the tax administration.

c)	Percentage of completion revenue recognition
Service revenues based on construction contracts are recognized by the percentage of completion method, which requires estimating the margin will be obtained culminating works. Projections of these margins are determined by management based on their budgets execution and adjusted periodically in order to use updated information to reflect actual performance in the work. In this regard, management believes that the estimates made at the end of the year are reasonable. When changes occur not approved in the scope of work, income is recognized as equivalent to the cost incurred (no profit is recognized) until it has been approved the additional work.

The revenue of the contract is recognized as such in the consolidated statement of comprehensive income in the accounting periods in which the work was executed. Costs related to the construction contract costs are recognized as works in the consolidated comprehensive income in the accounting periods in which the work was executed. However, any expected and likely cost overruns related to the contract over total expected income under the contract is recognized as expense immediately. In addition, any change in the estimates under the contract is recognized as a change in accounting estimates in the period in which the change is made and future periods if applicable. In certain construction contracts, the terms of these agreements allow to retain an amount to customers until it culminates with construction. Under these contracts, the total amount cannot be recognized until the construction is finished.
As of December 31, 2018, 2019 and 2020, a sensitivity analysis was performed considering a 10% increase/decrease in the Corporation’s gross margins, as follows:

	2018	2019	2020
Revenues	1,961,100	2,411,880	1,815,671
Gross profit	32,685	60,317	99,362
%	1.67	2.50	5.47
Plus 10%	1.84	2.75	6.02

Increase in profit before income tax	3,399	6,010	9,941

	36,084	66,327	109,303

Less 10%	1.50	2.25	4.92

Decrease in profit before income tax	(3,399)	(6,010)	(9,941)

	29,286	54,307	89,421

d)	Provision for well closure costs
As of December 31, 2020, the present value of the estimated provision for the closure of 193 wells located in Talara amounted to S/52.9 million (S/50.1 million as of December 31, 2019, for the closure of 189 wells). The well closure liability is adjusted to reflect the changes that resulted from the passage of time and from reviews of either the date of occurrence or the amount of the present value of the originally estimated obligations (Note
17-d).
The Corporation estimates the present value of its future obligation for well closure costs, or well closure liability, and increases the carrying amount of the asset that will be withdrawn in the future and that is shown under the heading of intangibles in the consolidated statement of financial position.
In 2020, the calculation of the provision has been separated according to the obligations currency. Therefore, the pre-tax
discount rates used for the calculation of the present value were 0.36% (for dollars) 1.95% (for soles) Block I, and 0.17% (for dollars) 1.149% (for soles) Block V (1.58% for Block I and 1.66% for Block V in 2019), and 1.55% (for dollars) 5.65% (for soles) for Blocks III and IV (2.33% in 2019), based on the rate applicable to Peruvian sovereign bonds in soles and dollars between 3, 5 and 30 years respectively, in effect as of December 2019 and 2020.
If on December 31, 2019, and 2020, the estimated rate had increased or decreased by 10%, with all variables held constant, the impact on pre-tax
profit would not have been significant.

e)	Impairment of investment in associate and account receivable to Gasoducto Sur Peruano S.A. (GSP)
Based on the termination of the concession agreement, on which Gasoducto Sur Peruano S.A. (GSP) acts as concessionaire (Note 15
a-i),
as well as the agreements taken at the end of the year, the Corporation identified potential impairment indicators affecting the recoverability of its investment. Consequently, the Corporation impaired the full investment amount in 2019.

In that process, the Corporation has applied judgment to weight the various uncertainties surrounding the amount that can be recovered from this investment. Management has determined the recoverable amount assuming the following key factors: (i) the amount that GSP will recover as a result of a possible public auction, (ii) the liquidation of the company via the GSP Creditor’s meeting, and (iii) the validity of its right to subordinate the Odebrecht Group’s debts in GSP.
The calculation of the impairment estimate assumes a process of liquidation of GSP in accordance with Peruvian legislation, whereby the value of the asset to be recovered is first applied to the payments of liabilities in the different categories of creditors and the remainder, if it is the case, to the payment of the shareholders, taking into account the existing subordination agreements.
In 2018, in relation to the amount to be recovered by GSP, the Corporation is assuming a recovery of the minimum amount established in the concession agreement, which is equivalent to 72.25% of the Net Carrying Amount (NCA) of the Concession assets. This amount, in substance, represents a minimum payment to be obtained by GSP based on a public auction (liquidation) to be set up for the adequate transfer of the Concession’s assets to a new Concessionaire, under the relevant contractual terms and conditions. Additionally, given the situation of non-compliance
by the Peruvian State and the situation in which the process of forming the creditors’ meeting was, and according to the opinion of lawyers for similar cases, the term for five years was estimated the recovery of the account receivable.
As of December 31, 2019 and 2020, the recovery of NCA estimated by Management equals 50%, in consideration of the agreements taken as a consequence of the signing of the preliminary effective collaboration agreement. Likewise, considering that the formation of the creditors’ meeting is still pending, the deadline to initiate actions to start the collection process has been delayed. Therefore, a total term of eight years has been considered, from the date and until the formation of the creditors’ meeting, the approval of the settlement plan, the presentation of the arbitration claim, as well as the entire arbitration process in itself.

5.2	Critical judgments in applying the accounting policies
Consolidation of entities in which the Corporation holds less than 50%
The Corporation owns some direct and indirect subsidiaries of which the Corporation has control even though it has less than 50% of the voting rights. These subsidiaries mainly comprise indirect subsidiaries in the real estate business owned through Viva Negocio Inmobiliario S.A., having the power to affect the relevant activities that impact the subsidiaries’ returns, even though the Corporation holds interest between 30% and 50%. Additionally, the Corporation has control de facto
by a contractual agreement with the majority investor over Promotora Larcomar S.A. of which it owns 46.55% of the equity interest.
UNNA ENERGIA S.A. Lots III and IV, License contracts for the exploitation of hydrocarbons
As a result of the signing in March 2015 of the license agreements for block III and IV, the Group’s oil production and business capacity has increased. The most relevant critical judgments applied by the Group are listed below.
The Corporation’s Management concluded that it acquired control over the assets of the aforementioned blocks, by defining the main aspects of the operation, maintenance and disposal, as well as being exposed to the main risks and benefits inherent to the ownership of the assets and, consequently, the Group is not simply assuming a right of use. Therefore, on April 2015, the Group recognized facilities, machinery and equipment for S / 35.7 million and will recognize its futures investments as part of its assets.
Additionally, the Group would assume the costs of the permanent abandonment of the productive wells and facilities that are part of its operations and that have been produced in the Group’s management, which, for safety, environmental or economic reasons, cease to operate, in accordance with established in clause 13.5 of the aforementioned contract. It should be noted that it is not the Group’s obligation to carry out closure activities for existing wells that are not produced by it. These costs must be part of the assets of the company, see Note 13 - Intangible Assets - Provision for the closure of wells.

On December 31, 2016, the Company began its well drilling activities in Block IV, which continued until March 2020, when due to a Sanitary Emergency, the drilling campaigns were suspended due to Force Majeure. In Block III, the company has not started its drilling activities, for reasons of Force Majeure, as it does not have the authorization of the Miramar Vichayal Peasant Community (the Community), until the Easement Contract is registered in Public Registries. In November 2019, UNNA ENERGIA S.A. and the Community entered into the Easement Agreement. Efforts are under way to register the Easement Contract in Public Records, to then continue with the respective payments and start the drilling campaign in Block III.
Consolidation of entities in which the Corporation does not have joint control but holds rights and obligations over the assets and liabilities
The Corporation assesses, on an ongoing basis, the nature of the contracts signed with one or more parties. If no control or joint control is determined to be held by the Corporation, but it has rights over assets and obligations for liabilities under the arrangement, then the Corporation recognizes its assets, liabilities, revenue and expenses and its share of any jointly controlled assets or liabilities and any revenue or expense arising under the arrangement as a joint operation in accordance with IFRS 11 - Joint arrangements (Note
2.2-d).